Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

CONFIDENTIAL

EXECUTION COPY

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is entered into as of March 23, 2012 (the “Effective Date”), by and between DSM FOOD SPECIALTIES B.V., a Dutch private corporation (“Licensee”), with its principal place of business at Alexander Fleminglaan 1, 2613 AX Delft, Netherlands, and VERENIUM CORPORATION, a Delaware corporation (“Verenium”), with its principal place of business at 4955 Directors Place, San Diego, California 92121, USA. Verenium and Licensee are referred to herein collectively as the “Parties,” and each is referred to herein as a “Party.”

WHEREAS, Verenium and Licensee have entered into that certain Asset Purchase Agreement dated as of March 23, 2012 (“Asset Purchase Agreement”), pursuant to which, among other things, Verenium will sell to Licensee, and Licensee will purchase from Verenium, all of the assets of Verenium’s oil seed processing business, including rights with respect to Purchased Products and Purchased Enzymes (as defined below), as further described in the Asset Purchase Agreement;

WHEREAS, in connection with the Asset Purchase Agreement, Verenium desires to grant to Licensee, and Licensee desires to obtain from Verenium, a royalty-bearing license with respect to Products (as defined below) for uses in specified fields on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, in connection with the Asset Purchase Agreement, Licensee desires to grant to Verenium, and Verenium desires to obtain from Licensee, a royalty-bearing license with respect to Purchased Enzymes for uses in specified fields on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, in connection with the Asset Purchase Agreement, Licensee and Verenium wish to agree to an arrangement pursuant to which Verenium will perform specified research activities to create New Gene Libraries (as defined below) and provide access to the New Gene Libraries to Licensee on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Accounting Standards” means generally accepted accounting principles in the United States, or internationally, as appropriate, consistently applied and shall mean the international financial reporting standards (“IFRS”) at such time as IFRS becomes the generally accepted accounting standard and applicable laws require that a Party use IFRS.

1.2 “Affiliate” means any entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For the purpose of this definition and the definition of Subsidiary below, “control” means ownership, directly or through one or more Affiliates, of greater than 50% (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) of the shares of stock or other equity interests entitled to vote for the election of directors, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.3 “[…***…]” means […***…].

1.4 “Purchased Assets” shall mean all of the assets purchased by Licensee from Verenium pursuant to the Asset Purchase Agreement.

1.5 “Audited Party” shall have the meaning set forth in Section 5.8(a).

1.6 “BP” means BP Biofuels North America LLC, a Delaware limited liability company.

1.7 “BP Field” means the researching, development, manufacture and commercialization (including without limitation to make or have made, use or have used, practice or have practiced, improve or have improved, import or have imported, export or have exported, market or have marketed, distribute or have distributed, license, sell, offer for sale or have sold) of lignocellulosic ethanol and other lignocellulosic biofuels and lignocellulosic bioproducts, lignocellulosic butanol and lignocellulosic diesel biofuels, including without limitation conversion of cell wall sugars and/or cell wall sugar compounds into biofuels or bioproducts, and for the avoidance of doubt excludes starch to ethanol, starch to other biofuels and starch to bioproducts.

1.8 “Confidential Information” means any information and materials furnished or made available by one Party to the other Party, whether orally or in written, electronic or other form. Confidential Information shall include the terms of this Agreement, and any scientific or technical information, technical data or specifications, testing methods, computer software, documentation, know-how, trade secrets, inventions, data, processes, procedures, devices, methods, formulas, media, lines, reagents, compounds, protocols, research and development activities and results, product and marketing plans, customer and supplier information, and marketing and other proprietary business information, whether or not patentable, including any such information that become known to the other Party during visits to the facilities of the disclosing Party. For clarification, all Purchased IP shall be the Confidential Information of Licensee, and all Verenium Licensed IP and Verenium Reserved IP shall be the Confidential Information of Verenium.

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1.9 “Control,” “Controls,” or “Controlled’ means possession of the ability to grant the licenses or sublicenses as provided for herein (other than by virtue of any license granted pursuant to this Agreement) without violating the terms of any agreement or other arrangement with any Third Party.

1.10 “Disclosing Party” means that Party that discloses or makes available Confidential Information to the other Party.

1.11 “Enzyme” means any protein or chemical entity the synthesis of which is directed by a Gene or Gene pathway, which protein or chemical entity was produced by an organism.

1.12 “Food & Beverage Field” means the employment of Enzymes into all the manufacturing and processing of food and beverages and their raw materials and intermediates for human consumption, including baking, beverages, brewing and malting, fruit and vegetable processing, starch processing, potable alcohol and wine production, protein and fat processing, dairy production and the manufacturing of dietary supplements, in each case for human consumption.

1.13 “FTE” shall mean the equivalent of one full year of work on a full time basis by a scientist or other professional (whether an employee or independent contractor of Verenium) possessing skills and experience necessary to carry out the research activities to be conducted by Verenium as contemplated by this Agreement, determined in accordance with Verenium’s normal policies and procedures.

1.14 “Gene” means a polynucleotide sequence that can be transcribed into RNA and generally encodes a protein, optionally together with its regulatory sequences.

1.15 “Grain Ethanol Field” means the employment of Enzymes into the manufacturing of fuel ethanol from any starch or grain.

1.16 “Indemnitee” shall have the meaning set forth in Section 9.3.

1.17 “Indemnitor” shall have the meaning set forth in Section 9.3.

1.18 “Intellectual Property” shall mean all (a) Patent Rights, (b) trademarks, service marks, domain names, trade dress, logos, trade names, and corporate names and registrations and applications for registration thereof, (c) copyrights and registrations and applications for registration thereof, (d) computer software, data, and documentation, (e) know-how, trade secrets, inventions, data, processes, procedures, devices, methods, formulas, media, lines, reagents, compounds, protocols and marketing and other proprietary business information, whether or not patentable, (f) other proprietary rights directed to any of the foregoing, and (g) copies and tangible embodiments of any of the foregoing.

1.19 “Joint IP Agreement” shall have the meaning set forth in Section 3.4.

1.20 “Licensed Product” means Veretase or any Xylanase Product.

3.

1.21 “Licensee New Gene Library Invention” shall have the meaning set forth in Section 4.6(a).

1.22 “Licensee Non-Assert Patent Rights” shall have the meaning set forth in Section 4.6(b).

1.23 “Losses” shall have the meaning set forth in Section 9.1.

1.24 “NDA” means the Confidentiality, Non-Disclosure and Non-Solicitation Agreement between the Parties, dated February 8, 2012, as amended by the first Amendment thereto dated February 23, 2012, and the Second Amendment thereto dated March 2, 2012.

1.25 “Net Sales” shall mean the gross invoice price of (i) Products sold by Licensee or any of its Affiliates, licensees or sublicensees or (ii) Purchased Enzymes sold by Verenium or any of its Affiliates, licensees or sublicensees, as applicable, less the following deductions from such gross amounts which are actually incurred and included in gross amounts invoiced:

(a) price reductions, credits and allowances actually granted in the sale of such Product or Purchased Enzymes, as applicable, provided no financial or other in-kind contributions (or promise thereof) are received by Licensee or any of its Affiliates or licensees or by Verenium or any of its Affiliates, licensees or sublicensees, as applicable, as compensation for such adjustments;

(b) freight, postage, shipping, customs, duties and insurance charges; and

(c) sales, value added, or similar taxes measured by the invoiced amount, when included in the invoice.

Net Sales shall not include sales of Products between Licensee and its Affiliates, licensees and sublicensees; provided, however, that if Licensee and/or any such Affiliate, licensee or sub-licensee is the end-user of the Product, then Net Sales shall include sales of the Product to Licensee or such Affiliate, licensee or sublicensee, and the sales price hereunder shall be deemed to be the greater of the price actually charged to Licensee or such Affiliate, licensee or sublicensee, or the sales price that would be charged to a Third Party for a similar application, resale or use in an arms’ length transaction. For clarification, sales by Verenium to Licensee of Licensed Products under the Supply and Purchase Agreement between Verenium and Licensee, of even date herewith, shall not be included in Net Sales.

Net Sales shall not include sales of Purchased Enzymes between Verenium and its Affiliates, licensees and sublicensees; provided, however, that if Verenium and/or any such Affiliate, licensee or sublicensee is the end-user of the Purchased Enzymes, then Net Sales shall include sales of the Purchased Enzymes to Verenium or such Affiliate, licensee or sublicensee, and the sales price hereunder shall be deemed to be the greater of the price actually charged to Verenium or such Affiliate, licensee or sublicensee, or the sales price that would be charged to a Third Party for a similar application, resale or use in an arms’ length transaction.

4.

1.26 “New Gene Library” means any library of nucleic acid extracts and optionally nucleic acids cloned into vectors derived or manufactured from samples of diverse biological materials, which library is created and delivered in the course of New Gene Library Research.

1.27 “New Gene Library Research” means research conducted by Verenium as described in Section 4.1 during the New Gene Library Research Period.

1.28 “New Gene Library Research Period” means the […***…] period immediately following the Effective Date.

1.29 “New Product” means any product or composition containing, incorporating or comprised of any form of an Enzyme identified, discovered, developed or produced by Licensee or any of its Affiliates from or through use of any New Gene Library or any variant of such Enzyme, including, without limitation, any product that is a blend of such Enzyme and any other Enzyme or product.

1.30 “New Products Field” means any and all fields of use.

1.31 “Oil & Gas Field” means the employment of Enzymes into the exploration and production process and services for mineral oil and natural gas.

1.32 “Oil Seed Processing Field” means the employment of Enzymes in the crushing, production, refining, modification and processing of vegetable oil seeds, including but not limited to ricebran, olives, grain, almonds, corn, kernels, soy beans, canola and sunflower seeds, into their oils, proteins and other components as well as the processing and refining of these components.

1.33 “Patent Rights” means all patent applications and issued and subsisting patents, including all provisionals, converted provisionals, requests for continued examination, substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, supplementary protection certificates, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing in any territory.

1.34 “Product” means any Licensed Product or any New Product.

1.35 “Purchased Enzyme” means any Enzyme claimed or covered by any Purchased IP and any product or composition containing, incorporating or comprised of any form of such Enzyme (including any product that is a blend of such Enzyme and any other Enzyme or product), including […***…], but excluding Purchased Products.

1.36 “Purchased IP” shall mean (a) any and all Intellectual Property included in the Purchased Assets, and (b) any and all in-licensed Intellectual Property under any contract or agreement included in the Purchased Assets to the extent a sublicense may be granted thereunder, in each case of (a) and (b) together with any and all Intellectual Property arising from prosecution or maintenance of such Intellectual Property. The Patent Rights included in the Purchased IP as of the Effective Date are set forth in Schedule 1.36.

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1.37 “Purchased Product” means the following products: (a) the proprietary and patented form of phospholipase C enzyme marketed under the trade name Purifine® PLC, having the amino acid sequence […***…] of U.S. Patent Number 7,977,080; (b) the proprietary and patented form of an […***…], identified as […***…]; (c) the proprietary and patented form of an […***…]; and (d) the […***…]; and (e) the […***…].

1.38 “Receiving Party” means the Party that receives or observes Confidential Information of the other Party.

1.39 “Regulatory Authority” means any national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity whose review and/or approval is necessary for the manufacture, packaging, use, storage, import, export, distribution, promotion, marketing, offer for sale and sale of a Product.

1.40 “[…***…]” means any Enzyme set forth in Schedule 1.40 and any product or composition containing, incorporating or comprised of any form of such Enzyme (including any product that is a blend of such Enzyme and any other Enzyme or product).

1.41 “Requesting Party” shall have the meaning set forth in Section 5.8(a).

1.42 “Syngenta Field” means (a) the manufacture or use of Enzymes and (b) the development, manufacture, use, sale, offer for sale, import or export of any products that consist of, incorporate or are made through the use of Enzymes, in either case of (a) or (b), which Enzymes are expressed or produced in Plants or using any Gene that is native to a Plant or modified for expression in Plants, where “Plant” means a monocotyledonous or dicotyledonous plant, or an angiosperm, a gymnosperm or a pteridophyte.

1.43 “Term” shall have the meaning set forth in Section 10.1.

1.44 “Third Party” means any person or entity other than Licensee and its Affiliates or Verenium and its Affiliates.

1.45 “Third Party Claims” shall have the meaning set forth in Section 9.1.

1.46 “Verenium Expression Technology Agreements” means the following agreements pursuant to which certain expression technology used in the manufacture of certain Purchased Products and Veretase, as well as other products of Verenium, is licensed to Verenium: […***…].

1.47 “Verenium Field” means all fields of use, excluding the Oil Seed Processing Field. For clarification, the Verenium Field includes the BP Field.

1.48 “Verenium Licensed IP” means the Veretase Background IP, Veretase Licensed IP, Xylanase Products Background IP and Xylanase Products Licensed IP.

1.49 “Verenium New Gene Library Invention” shall have the meaning set forth in Section 4.6(b).

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1.50 “Verenium Non-Assert Patent Rights” shall have the meaning set forth in Section 4.6(a).

1.51 “Verenium Non-Compete” shall have the meaning set forth in Section 2.2(b).

1.52 “Verenium Reserved IP” means any and all Intellectual Property relating to Verenium’s discovery and evolution technology.

1.53 “Verenium-to-BP License Agreement” shall have the meaning set forth in Section 2.2(a).

1.54 “Veretase” means the proprietary and patented form of alpha-amylase enzyme marketed under the trade name Veretase® alpha-amylase, having the amino acid sequence […***…] of U.S. Patent Number 7,666,633, which is approved for use in the hydrolysis of edible starch to produce starch hydrolysis products, including glucose syrup, high fructose corn syrup (HFCS) and crystalline glucose (dextrose), and distilled ethanol for food and beverage use, and any codon-optimized variant of such enzyme that preserves the same protein sequence as such enzyme.

1.55 “Veretase Background IP” means Patent Rights Controlled by Verenium, which Patent Rights are useful for the manufacture, use, marketing, distribution, offer for sale, sale or import of Veretase in the Veretase Field – Exclusive or Veretase Field – Non-Exclusive, but are not included in the Veretase Licensed IP, together with any and all Patent Rights arising from prosecution or maintenance of such Patent Rights. The Veretase Background IP as of the Effective Date is set forth in Schedule 1.55 (which schedule may be corrected if needed as contemplated by Section 12.9). Veretase Background IP excludes Verenium Reserved IP. Veretase Background IP also excludes any and all Intellectual Property licensed to Verenium under the Verenium Expression Technology Agreement.

1.56 “Veretase Customers” means those current customers of Verenium who purchase Veretase for use in the Veretase Field – Exclusive, as specifically set forth on Schedule 1.56.

1.57 “Veretase Field—Exclusive” means any use of Veretase in the Food & Beverage Field, but excluding the Veretase Reserved Field.

1.58 “Veretase Field – Non-Exclusive” means any use of Veretase, excluding all uses in the Food & Beverage Field, the Grain Ethanol Field, […***…] the Oil & Gas Field and the BP Field.

1.59 “Veretase Licensed IP” means any and all Intellectual Property Controlled by Verenium, which Intellectual Property is necessary for the manufacture, use, marketing, distribution, offer for sale, sale or import of Veretase in the Veretase Field – Exclusive or Veretase Field – Non-Exclusive, together with any and all Intellectual Property arising from prosecution or maintenance of such Intellectual Property. The Patent Rights included in the Veretase Licensed IP as of the Effective Date are set forth in Schedule 1.59. Veretase Licensed IP excludes Verenium Reserved IP. Veretase Licensed IP also excludes any and all Intellectual Property licensed to Verenium under the Verenium Expression Technology Agreement.

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1.60 “Veretase Reserved Field” means […***…].

1.61 “Xylanase Products” means (a) the proprietary and patented form of xylanase enzyme, having the amino acid sequence […***…] of U.S. Patent Number 8,043,839, and any codon-optimized variant of such enzyme that preserves the same protein sequence as such enzyme, and (b) the proprietary and patented form of xylanase enzyme, having the amino acid sequence […***…] of U.S. Patent Number 8,043,839, and any codon-optimized variant of such enzyme that preserves the same protein sequence as such enzyme.

1.62 “Xylanase Products Background IP” means Patent Rights Controlled by Verenium, which Patent Rights are useful for the manufacture, use, marketing, distribution, offer for sale, sale or import of Xylanase Products in the Xylanase Products Field, but are not included in the Xylanase Products Licensed IP, together with any and all Patent Rights arising from prosecution or maintenance of such Patent Rights. The Xylanase Products Background IP as of the Effective Date is set forth in Schedule 1.62 (which schedule may be corrected if needed as contemplated by Section 12.9). Xylanase Products Background IP excludes Verenium Reserved IP. Xylanase Products Background IP also excludes any and all Intellectual Property licensed to Verenium under the Verenium Expression Technology Agreement.

1.63 “Xylanase Products Field” means any use of a Xylanase Product in the Oil Seed Processing Field and the Food & Beverage Field, excluding all uses in the […***…] and the Syngenta Field.

1.64 “Xylanase Products Licensed IP” means any and all Intellectual Property Controlled by Verenium, which Intellectual Property is necessary for the manufacture, use, marketing, distribution, offer for sale, sale or import of any Xylanase Product in the Xylanase Products Field, together with any and all Intellectual Property arising from prosecution or maintenance of such Intellectual Property. Xylanase Products Licensed IP excludes Verenium Reserved IP. The Patent Rights included in the Xylanase Products Licensed IP as of the Effective Date are set forth in Schedule 1.64. Xylanase Products Licensed IP excludes any and all Intellectual Property licensed to Verenium under the Verenium Expression Technology Agreement.

ARTICLE 2

RIGHTS TO PURCHASED IP

2.1 License Grant to Verenium under Purchased IP. Subject to the terms and conditions of this Agreement, Licensee hereby grants to Verenium and its Affiliates (a) an exclusive, worldwide, royalty bearing (except that no royalty shall be due as provided under Section 2.2(a) and 5.2) right and license or sublicense, with the right to sublicense, under and with respect to the Purchased IP to make, have made, use, develop, market, distribute, offer for sale, sell and import Purchased Enzymes in the Verenium Field, and (b) a non-exclusive, worldwide, royalty-free and fully paid, perpetual and irrevocable right and license or sublicense, with the right to sublicense, under and with respect to the Purchased IP to make, have made, use, develop, market, distribute, offer for sale, sell and import Purchased Products in the BP Field. Verenium shall have the right under the license granted in this Section 2.1 to make variants of

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any Purchased Enzyme (as defined in Sections 1.35) that have […***…], and all such variants shall be deemed included in and part of Purchased Enzymes. Promptly after the Effective Date, Licensee shall disclose to Verenium in writing or via mutually acceptable electronic media (or allow Verenium to retain) copies or reproductions of data, know-how and information included in the Purchased IP that is reasonably necessary to enable Verenium to practice the licenses granted under this Section 2.1 in the Verenium Field, it being understood that such data, know-how and information may not be all data, know-how and information necessary for the development, manufacture and commercialization of Purchased Enzymes in the Verenium Field. From and after the Effective Date, Verenium shall refrain from using the trademark Purifine in the Verenium Field.

2.2 Provisions Applicable to Purchased IP. Verenium and Licensee hereby acknowledges and agrees as follows:

(a) License Granted to BP in the BP Field. Verenium has granted to BP and its affiliates a non-exclusive, worldwide, royalty-free and fully paid, perpetual and irrevocable right and license, with the right to sublicense, under and with respect to the Purchased IP, for products and services in the BP Field as set forth in that certain Verenium License Agreement between Verenium and BP, dated as of September 2, 2010, as amended (the “Verenium-to-BP License Agreement”). Licensee acknowledges and agrees that the Purchased IP is subject to such license granted to BP and that the license granted to Verenium in Section 2.1 includes all rights necessary to enable such license granted to BP to remain in full force and effect in accordance with its terms. Licensee further agrees to comply with all of Verenium’s obligations to BP relating to the Purchased IP under the Verenium-to-BP License Agreement as if it were a party to such agreement.

(b) Verenium Non-Compete. Verenium has agreed to the Verenium Non-Compete (as defined below). Licensee agrees not to, itself or through any Affiliate, licensee or other Third Party, practice or use the Purchased IP in a manner that would violate the Verenium Non-Compete were Verenium to practice or use the Purchased IP in such manner. The “Verenium Non-Compete” means Verenium’s agreement pursuant to the Verenium Non-Competition Agreement between Verenium and BP, dated as of September 2, 2010, as amended that Verenium and its Affiliates shall not, anywhere in the world, engage, directly or indirectly, individually or in association or in combination with any other person, as proprietor or owner, officer, director or shareholder (other than as a passive investor in and holder of less than 5% of the equity of any publicly traded corporation), member or manager of any limited liability company, or as an employee, agent, independent contractor, consultant, advisor, joint venturer, trustee, licensee, sublicensee, licensor, sublicensor, principal, partner or otherwise, whether or not for monetary benefit, in:

(i) any business that researches, develops, manufactures, produces, distributes, licenses or sells biofuels or bioproducts derived from lignocellulosic biomass (which for the avoidance of doubt excludes starch to ethanol, starch to other biofuels and starch to bioproducts) for a period ending September 2, 2012;

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(ii) directly or indirectly, with any third party, the researching, development, manufacture, production, licensing, sublicensing or sale of any Processes, for a period ending September 2, 2017; where “Processes” means any process or partial process for conversion or partial conversion of biomass to lignocellulosic biofuels and/or lignocellulosic bioproducts; provided that “process” and “partial process” shall not mean or include any enzymes or enzyme technology (including technology or equipment for manufacture, delivery or optimization of the enzyme application), or the application thereof, that may be used in or as part of any such process or partial process;

(iii) directly or indirectly, any business that researches, develops, manufactures, produces, licenses, sublicenses or sells any Processes, for a period ending September 2, 2017;

provided that, notwithstanding the foregoing, Verenium and its Affiliates shall have the right to: (A) research, develop, manufacture, produce, license and sell enzymes and enzyme technology within the markets of the activities in the BP Field carried on or conducted by BP or any of its affiliates; and/or (B) integrate Verenium’s and its Affiliates’ enzymes and enzyme technology with any third party’s lignocellulosic biofuels production process that does not produce ethanol primarily from lignocellulosic biomass, but instead uses feedstocks of waste products or byproducts arising solely from completed industrial manufacturing processes. For purposes of this clause (B), completed industrial manufacturing processes means, and is limited to, the completed manufacturing processes in the industries of grain processing, oil seed processing, pulp and paper, distilleries, breweries, and any other additional industries that BP provides written consent to and expressly excludes any completed industrial manufacturing processes related to sugar cane or energy cane.

(c) Biodiversity Agreement Payments. If Verenium owes any payment under any biodiversity or similar agreement as a result of any sale, license or other transfer by Licensee or any of its Affiliates or licensees of any Purchased Product or Purchased Enzyme and/or the use of any of the Purchased IP, Verenium will invoice Licensee for the amount of such payment, and Licensee shall pay the invoice within thirty (30) days after the receipt of the invoice. Licensee will provide Verenium summary reports of efforts by Licensee or any of its Affiliates or licensees to develop and commercialize any Purchased Product or Purchased Enzyme, which reports shall be provided at least once per year, to Verenium to determine whether there are any obligations under any biodiversity agreement.

2.3 Label License. All Purchased Enzyme sales by Verenium and its Affiliates, licensees and sublicensees will be subject to an appropriate label license that limits use of Purchased Enzymes to the Verenium Field.

2.4 Limitations. Except as provided in this Article 2, Licensee shall retain all of its rights under the Purchased IP. Licensee agrees, on behalf of itself and its Affiliates, not to practice or use, and not to grant any license or right to practice or use, the Purchased IP to make, have made, use, develop, market, distribute, offer for sale, sell or import Purchased Enzymes in the Verenium Field. Verenium agrees, on behalf of itself and its Affiliates, not to practice any Purchased IP except as expressly provided in this Article 2.

10.

2.5 Sublicenses. Verenium shall notify Licensee promptly after the grant of any sublicense of the license granted under this Section 2.1 to any Third Party, and the terms of any such sublicense shall be consistent with the terms of this Agreement applicable to the Purchased IP and Purchased Enzymes.

ARTICLE 3

RIGHTS TO VERENIUM LICENSED IP

3.1 License Grant to Licensee under Veretase Background IP and Veretase Licensed IP. Subject to the terms and conditions of this Agreement and subject to the Supply and Purchase Agreement between Verenium and Licensee, dated as of even date herewith, with respect to supply of Veretase, Verenium hereby grants to Licensee and its Affiliates (a) an exclusive, worldwide, royalty-bearing right and license, with the right to sublicense, under and with respect to the Veretase Licensed IP to make, have made, use, develop, market, distribute, offer for sale, sell and import Veretase in the Veretase Field – Exclusive, (b) a non-exclusive, worldwide, royalty-bearing right and license, with the right to sublicense, under and with respect to the Veretase Background IP to make, have made, use, develop, market, distribute, offer for sale, sell and import Veretase in the Veretase Field – Exclusive, and (c) a non-exclusive, worldwide, royalty-bearing right and license, with the right to sublicense, under and with respect to the Veretase Background IP and the Veretase Licensed IP to make, have made, use, develop, market, distribute, offer for sale, sell and import Veretase in the Veretase Field – Non-Exclusive. Licensee shall have the right under the license granted in this Section 3.1 to make variants of Veretase (as defined in Section 1.54) that have […***…], and all such variants shall be deemed included in and part of Veretase. Promptly after the Effective Date, Verenium shall disclose to Licensee in writing or via mutually acceptable electronic media copies or reproductions of data, know-how and information included in the Veretase Licensed IP that is reasonably necessary to enable Licensee to practice the license granted under this Section 3.1 in the Veretase Field – Exclusive and Veretase Field—Non-Exclusive, it being understood that such data, know-how and information may not be all data, know-how and information necessary for the development, manufacture and commercialization of Veretase in the Veretase Field – Exclusive and Veretase Field—Non-Exclusive.

3.2 Acknowledgement Regarding Veretase. Licensee acknowledges that Verenium has licensed rights to Veretase in the Veretase Reserved Field and is obligated to ensure that Veretase is sold only pursuant to a limited label license that allows use of Veretase only for uses outside the Veretase Reserved Field. For so long as Verenium is subject to such obligation, Licensee agrees, on behalf of itself, its Affiliates, licensees and sublicensees, that, when it supplies or grants rights to Veretase to any Third Party, it will do so only pursuant to a limited label license that allows such Third Party to use Veretase only for uses outside the Veretase Reserved Field, such limited label license to be in the form used by Verenium and provided to Licensee. In the event that Licensee discovers that a Third Party to whom Licensee or its Affiliate, licensee or sublicensee has supplied or granted rights to Veretase is using Veretase within the Veretase Reserved Field, Licensee shall immediately notify Verenium, and Licensee

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agrees to use commercially reasonable efforts, consistent with efforts Licensee would use to protect its exclusive right to operate for its own products, to procure such Third Party to cease such activity forthwith, which efforts may include, at Licensee’s sole discretion, terminating or limiting any additional supply of Veretase to such Third Party and issuing proceedings against the Third Party to enforce the terms of the label license.

3.3 License Grant to Licensee under Xylanase Products Background IP and Xylanase Products Licensed IP. Subject to the terms and conditions of this Agreement, Verenium hereby grants, to Licensee and its Affiliates an exclusive, worldwide, royalty-bearing right and license, with the right to sublicense, under and with respect to the Xylanase Products Background IP and the Xylanase Products Licensed IP to make, have made, use, develop, market, distribute, offer for sale, sell and import Xylanase Products in the Xylanase Products Field. Licensee shall have the right under the license granted in this Section 3.3 to make variants of any Xylanase Product (as defined in Section 1.61) that have […***…], and all such variants shall be deemed included in and part of Xylanase Products. Promptly after the Effective Date, Verenium shall disclose to Licensee in writing or via mutually acceptable electronic media copies or reproductions of data, know-how and information included in the Xylanase Products Licensed IP that is reasonably necessary to enable Licensee to practice the license granted under this Section 3.3 in the Xylanase Products Field, it being understood that such data, know-how and information may not be all data, know-how and information necessary for the development, manufacture and commercialization of Xylanase Products in the Xylanase Products Field.

3.4 Acknowledgement Regarding Xylanase Products. Licensee acknowledges and agrees that the Xylanase Products Background IP and the Xylanase Products Licensed IP is subject to the terms of the Joint Intellectual Property Agreement between Verenium and BP, dated as of September 2, 2010, as amended (the “Joint IP Agreement”). Under the Joint IP Agreement, under certain circumstances Verenium is obligated to assign the Xylanase Products Background IP and the Xylanase Products Licensed IP to BP, and effective automatically upon such assignment, Verenium shall have a non-exclusive, worldwide right and license under the Xylanase Products Background IP and the Xylanase Products Licensed IP for all uses for products and services outside the BP Field and the Syngenta Field. Under such circumstances, the license granted in Section 3.3 shall be an exclusive license of Verenium’s rights under the non-exclusive license granted to it with respect to the Xylanase Products Background IP the Xylanase Products Licensed IP under the Joint IP Agreement. Licensee acknowledges and agrees that the license granted in Section 3.3 is subject to the terms and conditions of the Joint IP Agreement.

3.5 Label License. All Veretase sales by Licensee and its Affiliates, licensees and sublicensees will be subject to an appropriate label license that limits use of Veretase to the Veretase Field – Exclusive and Veretase Field – Non-Exclusive and meets the requirements set forth in Section 3.2, which label license shall be in substantially the form provided by Verenium to Licensee. All Xylanase Product sales by Licensee and its Affiliates, licensees and sublicensees will be subject to an appropriate label license that limits use of Xylanase Products to the Xylanase Products Field, which label license shall be in substantially the form provided by Verenium to Licensee.

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3.6 Biodiversity Agreement Payments. If Verenium owes any payment under any biodiversity agreement as a result of any sale, license or other transfer by Licensee or any of its Affiliates, licensees or sublicensees to a Third Party of any Licensed Product, Verenium will invoice Licensee for the amount of such payment, and Licensee shall pay the invoice within thirty (30) days after the receipt of the invoice.

3.7 Retained Rights; Limitation. Except as provided in this Article 3, Verenium (or its licensor) shall retain all rights under the Verenium Licensed IP. Licensee, on behalf of itself and its Affiliates, agrees not to practice any Verenium Licensed IP except as expressly provided in this Article 3 and agrees not to make any variants of any Licensed Product except as expressly provided in this Article 3 or the applicable definition of Licensed Product.

3.8 Sublicenses. Licensee shall notify Verenium promptly after the grant of any sublicense of the license granted under Section 3.1 or 3.3 to any Third Party, and the terms of any such sublicense shall be consistent with the terms of this Agreement applicable to Verenium Licensed IP and Licensed Products.

3.9 Verenium Agreement. Verenium agrees not to sell or market, alone or with or through a license to any of its Affiliates or any Third Party, […***…] unless agreed in writing by Verenium and Licensee. Subject to Verenium’s contractual obligations and restrictions, and Verenium and Licensee entering into a Materials Transfer Agreement substantially in the form as attached hereto as Schedule 3.9, Verenium will agree to make […***…] available for testing by Licensee upon first request of Licensee. Verenium reserves all rights with respect to […***…] except as expressly provided in this Section 3.9, including the right to sell and market, alone or with or through a license to any of its Affiliates or any Third Party, […***…].

3.10 Certain Customers; Distribution Agreements. Following the Effective Date, the Parties shall work together in good faith to transition the Veretase Customers to Licensee for the continued sale of Veretase by Licensee for use by such Veretase Customers in the Veretase Field – Exclusive. The Parties understand and agree that there are no written contracts or agreements covering the supply of Veretase to such Veretase Customers. Verenium currently has certain distribution arrangements with Weiss Biotech, Anthem and […***…] related to such entities’ distribution and sale of Veretase. The Parties acknowledge and agree that Licensee is not, either under this Agreement or the Asset Purchase Agreement or any of the other ancillary agreements to the Asset Purchase Agreement, receiving an assignment of any of the distribution agreements that are in effect with such distributors. Verenium shall, however, provide such reasonable assistance to Licensee as Licensee may reasonably request during the 90 day period following the Effective Date to facilitate Licensee’s efforts, if any, to establish direct relationships between Licensee and such distributors of Veretase, including, if requested, providing introductions to Verenium’s contact persons at such distributors.

ARTICLE 4

NEW GENE LIBRARY RESEARCH; RIGHTS TO NEW GENE LIBRARIES

4.1 Conduct of New Gene Library Research. Subject to the terms and conditions of this Agreement, during the New Gene Library Research Period, Verenium will use Intellectual

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Property Controlled by it to conduct a research program for creation of nucleic acid extracts and optionally nucleic acids cloned into vectors derived or manufactured from samples of diverse biological materials obtained pursuant to Verenium’s biodiversity agreements as currently in effect. Verenium will deploy […***…] FTEs in the New Gene Library Research and use commercially reasonable efforts to create […***…] New Gene Libraries during each […***…] period (or such longer number of days as reasonably necessary to obtain the necessary permits in connection with Verenium’s relocation to a new site) over the New Gene Library Research Period. Verenium will conduct the New Gene Library Research at its own expense.

4.2 Delivery of New Gene Libraries. Promptly after creation a New Gene Library, Verenium shall deliver to Licensee a copy of such New Gene Library.

4.3 Right to Use New Gene Libraries; Limitation on Transfer.

(a) Right to Use New Gene Libraries. Licensee and its Affiliates shall have the non-exclusive, non-transferable, worldwide right to access and use the copy of the New Gene Libraries provided by Verenium for the purpose of identifying, discovering, developing and producing Enzymes from the New Gene Libraries, without limit as to field.

(b) Limitation on Transfer. Licensee and its Affiliates shall not copy the New Gene Libraries other than for preservation or repeat studies (and any such copies are included in and part of the New Gene Libraries), and shall not transfer or assign the New Gene Libraries, except as expressly set forth in Section 12.3 hereof. Further, Licensee shall not transfer any physical embodiment of any of the New Gene Libraries to any Third Party, except with the prior written consent of Verenium; provided that, to the extent the New Gene Libraries contain an isolated clone of a Gene or its DNA sequence, a subclone thereof, or a purified Enzyme produced therefrom, Licensee and its Affiliates may transfer to any particular Third Party (including the Affiliates of such Third Party) up to 100 unique samples (such samples to be comprised of clones or DNA sequences, subclones and/or enzymes totaling 100 in the aggregate) without the prior written consent of Verenium, subject to a written agreement with such Third Party that includes confidentiality and non-use obligations consistent with the terms of this Agreement.

4.4 Biodiversity Agreement Payments. If Verenium owes any payment under any biodiversity or similar agreement as a result of any sale, license or other transfer by Licensee or any of its Affiliates or licensees of any New Product, Verenium will invoice Licensee for the amount of such payment, and Licensee shall pay the invoice within thirty (30) days after the receipt of the invoice. Licensee will provide Verenium summary reports of efforts by Licensee or any of its Affiliates or licensees to develop and commercialize any New Product, which reports shall be provided at least once per year, to Verenium to determine whether there are any obligations under any biodiversity agreement.

4.5 Retained Rights; Limitation. Verenium shall retain all rights to use the New Gene Libraries for any purpose. Licensee, on behalf of itself and its Affiliates, agrees not to use the New Gene Libraries except as expressly provided in this Article 4.

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4.6 Non-Assert Agreements.

(a) Verenium Non-Assert. In the event that the manufacture, development or commercialization of any Enzyme identified, discovered, developed or produced by Licensee or any of its Affiliates from or through use of any New Gene Library or any variant of such Enzyme, or any product or composition containing, incorporating or comprised of any form of any such Enzyme (a “Licensee New Gene Library Invention”), would infringe any Patent Rights filed by Verenium or any of its Affiliates after the Effective Date claiming any Verenium New Gene Library Invention (“Verenium Non-Assert Patent Rights”), then Verenium hereby covenants to Licensee that Verenium and its Affiliates will not, and Verenium will cause any party that acquires rights to any Verenium Non-Assert Patent Rights from Verenium or its Affiliate, not to, assert or enforce such Verenium Non-Assert Patent Rights against Licensee or its Affiliate or any licensee of any Licensee New Gene Library Invention solely with respect to Licensee’s or its Affiliate’s or such licensee’s manufacture, development or commercialization of such Licensee New Gene Library Invention.

(b) Licensee Non-Assert. In the event that the manufacture, development or commercialization of Enzyme identified, discovered, developed or produced by Verenium or any of its Affiliates from or through use of any New Gene Library or any variant of such Enzyme, or any product or composition containing, incorporating or comprised of any form of any such Enzyme (a “Verenium New Gene Library Invention”), would infringe any Patent Rights filed by Licensee or any of its Affiliates after the Effective Date claiming any Licensee New Gene Library Invention (“Licensee Non-Assert Patent Rights”), then Licensee hereby covenants to Verenium that Licensee and its Affiliates will not, and Licensee will cause any party that acquires rights to any Licensee Non-Assert Patent Rights from Licensee or its Affiliate, not to, assert or enforce such Licensee Non-Assert Patent Rights against Verenium or its Affiliate or any licensee of any Verenium New Gene Library Invention solely with respect to Verenium’s or its Affiliate’s or such licensee’s manufacture, development or commercialization of such Verenium New Gene Library Invention.

4.7 Additional Research. Verenium and Licensee may agree to an additional research program whereby Verenium would screen Licensee’s libraries and/or Verenium’s proprietary Gene libraries for Genes of interest to Licensee […***…]. Any such additional research program would be conducted on terms to be mutually agreed in writing by the Parties.

ARTICLE 5

PAYMENTS; RECORDS; AUDITS

5.1 Payment of Royalties by Licensee on Licensed Products and New Products. Subject to the terms and conditions of this Agreement, in consideration for the licenses and rights granted to Licensee under this Agreement, Licensee shall pay to Verenium royalties of […***…] on Net Sales of Products. On a country-by-country basis and Product-by-Product basis, Licensee’s obligation to make royalty payments pursuant to this Section 5.1 will commence upon the first commercial sale of any Product in any country and shall continue until

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the later of (a) expiration of the last-to-expire Patent Rights within the Verenium Licensed IP that covers the composition of such Product, or the manufacture or use of such Product in the field with respect to which such Product is licensed under this Agreement, in such country, and (b) […***…] after the first commercial sale of such Product in such country. No more than one royalty payment shall be due with respect to a sale of a particular Licensed Product or New Product.

5.2 Payment of Royalties by Verenium on Purchased Enzymes. Subject to the terms and conditions of this Agreement, in consideration for the licenses and rights granted to Verenium under this Agreement, Verenium shall pay to Licensee royalties of […***…] on Net Sales of Purchased Enzymes. On a country-by-country basis and Purchased Enzyme-by-Purchased Enzyme basis, Verenium’s obligation to make royalty payments pursuant to this Section 5.2 will commence upon the first commercial sale of any Purchased Enzyme in any country and shall continue until the earlier of (a) expiration of the last-to-expire Patent Rights within the Purchased IP that covers the composition of such Purchased Enzyme, or the manufacture or use of such Purchased Enzyme in the Verenium Field, in such country, and (b) […***…] after the first commercial sale of such Purchased Enzyme in such country. Notwithstanding anything to the contrary herein, in no event will any royalty be due or payable hereunder on sales of any product or service by BP pursuant to the Verenium-to-BP License Agreement. No more than one royalty payment shall be due with respect to a sale of a particular Purchased Enzyme.

5.3 Fully Paid License to Licensee. With respect to Veretase, on a country-by-country basis, upon the later to occur of (a) expiration of the last-to-expire of all Patent Rights within the Veretase Background IP and the Veretase Licensed IP in such country, or (b) the date that there are no remaining royalty payment obligations with respect to Veretase in such country pursuant to Section 5.1, the license granted to Licensee under Section 3.1 in such country shall become perpetual, non-exclusive, fully paid-up, royalty free license. With respect to Xylanase Products, on a country-by-country and Xylanase Product-by-Xylanase Product basis, upon the later to occur of (i) expiration of the last-to-expire of all Patent Rights within the Xylanase Products Background IP and the Xylanase Products Licensed IP that covers the composition of such Xylanase Product, or the manufacture or use of such Xylanase Product in the Xylanase Products Field in such country, or (ii) the date that there are no remaining royalty payment obligations with respect to such Xylanase Product in such country pursuant to Section 5.1, the license granted to Licensee under Section 3.1 with respect to such Xylanase Product in such country shall become perpetual, non-exclusive, fully paid-up, royalty free license.

5.4 Fully Paid License to Verenium. On a country-by-country basis and Purchased Enzyme-by-Purchased Enzyme basis, upon the later to occur of (a) expiration of the last-to-expire of all Patent Rights within the Purchased IP that covers the composition of such Purchased Enzyme, or the manufacture or use of such Purchased Enzyme in the Verenium Field in such country, or (b) the date that there are no remaining royalty payment obligations with respect to such Purchased Enzyme in such country pursuant to Section 5.2, the licenses granted to Verenium under Section 2.1 with respect to such Purchased Enzyme in such country shall become perpetual, non-exclusive, fully paid-up, royalty free license.

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5.5 Payment to Designated Account. All payments due under this Agreement shall be payable in United States dollars. Each Party shall make all payments to the other Party by bank wire transfer in immediately available funds to an account designated in writing by the Party to whom such payment is due.

5.6 Conversion. All amounts payable under this Section will first be calculated in the currency of sale and then converted into United States dollars. The buying rates involved for the currency of the United States into which the currencies involved are being exchanged shall be the arithmetic averages of the ones quoted by the Eastern Edition of The Wall Street Journal at the close of business on the last business day of each calendar month of the applicable quarter. In the event that such publication no longer publishes such rates, another financial publication mutually agreed on by the Parties shall substitute the previous one or one shall be chosen by an investment banker/analyst mutually agreed on by the Parties.

5.7 Books and Records. Each Party agrees to keep (and cause its applicable Affiliates to keep) proper records and books of account in accordance with Accounting Standards, showing the Net Sales upon which the calculation of royalties are based, and all other information necessary for the accurate determination of payments to be made in accordance with this Agreement. Such records shall be maintained for at least three years after the date of the applicable payment to which such records relates.

5.8 Audit.

(a) Audit Procedures and Timing. Upon the written request of Licensee (with respect to sales of Purchased Enzymes by Verenium or its Affiliates, licensees or sublicensees) or Verenium (with respect to sales of Products by Licensee or its Affiliates, licensees or sublicensees) (as applicable, the “Requesting Party”), and not more than once in each calendar year, the other Party (the “Audited Party”) shall permit an independent certified public accounting firm of nationally recognized standing selected by the Audited Party and reasonably acceptable to the Requesting Party to have access during normal business hours to such of the records of the Audited Party and its applicable Affiliates as may be reasonably necessary to verify the accuracy of the payments due and costs incurred under this Agreement, including the reports of Net Sales under this Agreement, for any period ending not more than three years prior to the date of such request. The accounting firm shall disclose to the Requesting Party only whether the payments due and costs incurred, including any payment reports (as applicable), are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to the Requesting Party without the prior consent of the Audited Party unless disclosure is required by law, regulation or judicial order. The Audited Party is entitled to require the accounting firm to execute a reasonable confidentiality agreement prior to commencing any such audit.

(b) Payments. The fees charged by such accounting firm shall be paid by the Requesting Party; provided, however, that if the audit uncovers an underpayment by the Audited Party that exceeds 5% of the total payment owed, then the fees of such accounting firm shall be paid by the Audited Party unless the reason for such underpayment was a miscalculation on the part of the Audited Party. Any underpayments or unpaid amounts discovered by such audit or otherwise will be paid promptly by the Audited Party within 30 days of the date the Audited

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Party delivers to the Requesting Party such accounting firm’s written report, or as otherwise agreed upon by the Parties, plus interest calculated in accordance with Section 5.10 unless the reason for such underpayment was a miscalculation on the part of the Audited Party. In the event of an overpayment by the Audited Party, the Audited Party shall be entitled to credit such overpayment against any subsequent payment due to the Requesting Party under this Agreement.

5.9 Taxes. A Party receiving payment under this Agreement shall pay any and all income or franchise taxes levied on account of royalties and other payments it receives hereunder. If laws or regulations require that taxes be withheld, the paying Party will deduct such taxes from the amount due to the Party to whom such payment is due, pay such taxes to the proper tax authority, and send evidence of the obligation together with proof of payment to the Party to whom such payment is due promptly after making such payment.

5.10 Late Payments. Payments not remitted or deposited by the due date shall bear interest to the extent permitted by applicable law at the then-current prime rate plus 2% established by CitiBank, as published in The Wall Street Journal, calculated on the number of days such payment is delinquent. The payment of such interest shall not limit the Party entitled to receive such payment from exercising any other rights it may have as a consequence of the lateness of any payment.

ARTICLE 6

INTELLECTUAL PROPERTY RIGHTS

6.1 Filing, Prosecution, and Maintenance of Patent Rights.

(a) Verenium. Verenium (or its licensor with respect to any Patent Rights licensed to Verenium by a Third Party) shall be responsible, in its sole discretion and at its sole expense, for filing, prosecuting, maintaining, defending and enforcing any Patent Rights within the Verenium Licensed IP. Verenium will keep Licensee reasonably informed with regard to the filing, prosecution and maintenance of the Patent Rights within the Verenium Licensed IP. In addition, with regard to Patent Rights within the Verenium Licensed IP that are subject to any exclusive license granted to Licensee hereunder, Verenium will consult with Licensee as to material decisions of Verenium regarding the filing, prosecution and maintenance of such Patent Rights reasonably prior to any deadline or action. In the event that Verenium determines not to file for any Patent Rights within the Verenium Licensed IP that are subject to any exclusive license granted to Licensee hereunder or to abandon or cease prosecution or maintenance of any such Patent Rights, Verenium shall provide reasonable prior written notice to Licensee of such intention not to file or to abandon or cease prosecution or maintenance. In such case, subject to the rights of Verenium’s licensor with respect to any Patent Rights licensed to Verenium by a Third Party or its licensees under Patent Rights licensed by Verenium to a Third Party, Licensee may elect, upon written notice by Licensee to Verenium, to cause Verenium to file such Patent Rights or to continue prosecution and/or maintenance of such Patent Rights, at Licensee’s sole cost and expense and in accordance with Licensee’s instructions, and Verenium shall do so for as long as Licensee continues to pay the costs and expenses of filing for, prosecuting and/or maintaining such Patent Rights. Licensee shall reimburse Verenium for such costs and expenses incurred by Verenium within 30 days from the date of invoice for such costs and expenses by

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Verenium, and Licensee may credit the amount of such costs and expenses reimbursed by Licensee against royalties payable to Verenium under Article 5. In the event that Licensee desires to cease bearing the costs and expenses with respect to any such Patent Rights, Licensee shall provide prior written notice to Verenium of such intention. In such case, Verenium, at its sole discretion, may elect to continue preparing, filing, prosecuting and maintaining any such Patent Rights at its own expense.

(b) Licensee. Licensee (or its licensor with respect to any Patent Rights licensed to Licensee by a Third Party) shall be responsible, in its sole discretion and at its sole expense, for filing, prosecuting, maintaining, defending and enforcing any Patent Rights within the Purchased IP. Licensee will keep Verenium reasonably informed with regard to the filing, prosecution and maintenance of the Patent Rights within the Purchased IP. In addition, with regard to Patent Rights within the Purchased IP that are subject to any exclusive license granted to Verenium hereunder, Licensee will consult with Verenium as to material decisions of Licensee regarding the filing, prosecution and maintenance of such Patent Rights reasonably prior to any deadline or action. In the event that Licensee determines not to file for any Patent Rights within the Purchased IP that are subject to any exclusive license granted to Verenium hereunder or to abandon or cease prosecution or maintenance of any such Patent Rights, Licensee shall provide reasonable prior written notice to Verenium of such intention not to file or to abandon or cease prosecution or maintenance. In such case, subject to the rights of Licensee’s licensor with respect to any Patent Rights licensed to Licensee by a Third Party or its licensee sunder Patent Rights licensed by Licensee to a Third Party, Verenium may elect, upon written notice by Verenium to Licensee, to cause Licensee to file such Patent Rights or to continue prosecution and/or maintenance of such Patent Rights, at Verenium’s sole cost and expense and in accordance with Verenium’s instructions, and Licensee shall do so for as long as Verenium continues to pay the costs and expenses of filing for, prosecuting and/or maintaining such Patent Rights. Verenium shall reimburse Licensee for such costs and expenses incurred by Licensee within 30 days from the date of invoice for such costs and expenses by Licensee. In the event that Verenium desires to cease bearing the costs and expenses with respect to any such Patent Rights, Verenium shall provide prior written notice to Licensee of such intention. In such case, Licensee, at its sole discretion, may elect to continue preparing, filing, prosecuting and maintaining any such Patent Rights at its own expense.

6.2 Infringement by Third Parties.

(a) Notice. In the event that either Verenium or Licensee becomes aware of any infringement or threatened infringement by a Third Party of any Patent Rights that are subject to prosecution, maintenance or enforcement by the other Party under this Agreement, it will notify the other Party in writing. Any such notice shall include evidence to support an allegation of infringement or threatened infringement by such Third Party.

(b) Verenium Rights. Verenium (or its Third Party licensor with respect to any Patent Rights licensed to Verenium by such Third Party) shall have the sole right (but not the obligation), as between Verenium and Licensee, to bring and control any action or proceeding with respect to infringement of any Patent Rights within the Verenium Licensed IP, at its own expense and by counsel of its own choice. Verenium will notify Licensee of any such action brought by Verenium. During any time that Licensee holds an exclusive license under the Patent

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Rights within the Veretase Licensed IP in the Veretase Field—Exclusive, Licensee shall have the right, at its own expense, to be represented in any such action brought by Verenium with respect to infringement of any such Patent Rights in the Veretase Field—Exclusive by counsel of its own choice, and Verenium and its counsel will reasonably cooperate with Licensee and its counsel in strategizing, preparing and presenting any such action or proceeding.

(c) Licensee Rights. Licensee (or its Third Party licensor with respect to any Patent Rights licensed to Licensee by such Third Party) shall have the sole right (but not the obligation), as between Verenium and Licensee, to bring and control any action or proceeding with respect to infringement of any Patent Rights within the Purchased IP, at its own expense and by counsel of its own choice. Licensee will notify Verenium of any such action brought by Licensee. During any time that Verenium holds an exclusive license under the Patent Rights within the Purchased IP in the Verenium Field, Verenium shall have the right, at its own expense, to be represented in any such action brought by Licensee with respect to infringement of any such Patent Rights in the Verenium Field by counsel of its own choice, and Licensee and its counsel will reasonably cooperate with Verenium and its counsel in strategizing, preparing and presenting any such action or proceeding.

(d) Cooperation; Awards. In the event a Party brings an infringement action in accordance with this Section 6.2, the other Party shall cooperate fully as appropriate. Any recovery or damages realized as a result of such action or proceeding shall be used first to reimburse the Parties’ documented out-of-pocket legal expenses relating to the action or proceeding, and any remaining recovery or damages shall be retained by the Party that brought or controlled the action or proceeding and, to the extent such recovery or damages relates to Products (including, without limitation, lost sales or lost profits with respect to Products) shall be deemed Net Sales and subject to the payment of royalties in accordance with Article 5.

6.3 Infringement of Third Party Rights. Verenium and Licensee shall promptly notify the other in writing of any allegation by a Third Party that the exercise of the rights granted to the other Party hereunder infringes or may infringe the Intellectual Property of such Third Party. Licensee shall have the sole right to control any defense of any such claim involving alleged infringement of a Third Party’s Intellectual Property by Licensee’s or its Affiliate’s, licensee’s or sublicensee’s activities (other than any activities by Verenium or its licensees or sublicensees) at Licensee’s own expense and by counsel of its own choice, and Verenium shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Verenium shall have the sole right to control any defense of any such claim involving alleged infringement of a Third Party’s Intellectual Property by Verenium’s or its Affiliate’s, licensee’s or sublicensee’s activities (other than any activities by Licensee or its licensees or sublicensees) at Verenium’s own expense and by counsel of its own choice, and Licensee shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Neither Party shall have the right to settle any patent infringement litigation under this Section 6.3 in a manner that diminishes the rights of the other Party under this Agreement without the prior written consent of such other Party.

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ARTICLE 7

CONFIDENTIALITY

7.1 Confidentiality Obligations. The Receiving Party agrees that, subject to disclosures permitted or contemplated by this Agreement, it shall:

(a) Maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its or its Affiliates’ contractors, consultants, agents, advisors, directors, officers and employees who are obligated to maintain the confidential nature of such Confidential Information subject to a confidentiality obligation no less restrictive in scope than the confidentiality obligations of the Parties hereunder and who need to know such Confidential Information for the purposes set forth in this Agreement;

(b) Use all Confidential Information solely for the purposes set forth in, or as permitted by, this Agreement or any other written agreement between the Parties; and

(c) Allow its or its Affiliates’ contractors, consultants, agents, advisors, directors, officers and employees who are subject to a confidentiality obligation no less restrictive in scope than the confidentiality obligations of the Parties hereunder to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

Each Party shall be responsible for any breaches of this Section 7.1 by any of its or its Affiliates’ contractors, consultants, agents, advisors, directors, officers and employees.

7.2 Exceptions. The obligations of the Receiving Party under Section 7.1 above shall not apply to any specific Confidential Information to the extent that the Receiving Party can demonstrate by competent proof that such Confidential Information:

(a) Was generally known to the public or otherwise part of the public domain prior to the time of its disclosure under this Agreement;

(b) Entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party’s or its Affiliates’, contractors, consultants, agents, advisors, directors, officers or employees;

(c) Was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

(d) Is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a Third Party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

(e) Is developed by the Receiving Party without use of any Confidential Information of the Disclosing Party.

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7.3 Permitted Disclosure. Each Party shall be permitted to disclose Confidential Information in the event that, and only to the extent that, such information is required to be disclosed to comply with applicable laws or regulations (such as disclosure to the United States Securities and Exchange Commission or the United States Environmental Protection Agency) or the rules of any stock exchange upon which a Party’s securities are listed, or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure. In addition, each Party may disclose the terms of this Agreement to lenders, investment bankers, financial institutions or other Third Parties (including licensees or sublicensees) solely for purposes of due diligence investigations or financing the business operations of such Party or granting licenses or sublicenses as contemplated by this Agreement, either (a) upon the written consent of the other Party or (b) if the disclosing Party obtains a signed confidentiality agreement with such Third Party with respect to such information, upon terms consistent with those set forth in this Article 7.

7.4 Public Announcements. Except for the information disclosed in any press release made in connection with the closing of the transactions contemplated by the Asset Purchase Agreement, neither Party shall use the name of the other Party or reveal the existence of or terms of this Agreement in any publicity or advertising without the prior written approval of the other Party, except that (a) either Party may use the text of a written statement approved in advance by both Parties without further approval, and (b) either Party shall have the right to identify the other Party and to disclose the terms of this Agreement as provided in Section 7.3 or as required by the rules of the Securities and Exchange Commission or any similar regulatory authority in any jurisdiction outside the United States. The Parties shall coordinate in advance with each other in connection with the filing of this Agreement (including redaction of certain provisions of this Agreement) with the Securities and Exchange Commission or any similar regulatory authority in any jurisdiction outside the United States, and each Party shall use reasonable efforts to seek confidential treatment for the terms proposed to be redacted; provided, that each Party shall ultimately retain control over what information to disclose to Securities and Exchange Commission or any similar regulatory authority in any jurisdiction outside the United States.

7.5 Equitable Relief. Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary relief would not may be a sufficient remedy for any breach of this Article 7. In addition to all other remedies, a Party shall be entitled to specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 7.

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ARTICLE 8

REPRESENTATIONS; WARRANTIES; COVENANT; DISCLAIMERS

8.1 Organization; Good Standing. Each Party hereby represents to the other Party on the Effective Date that it:

(a) is a corporation duly organized, validly existing,

(b) is in good standing under the laws of the jurisdiction of its incorporation,

(c) is qualified to do business and in good standing in each jurisdiction in which the performance of its obligations hereunder requires such qualification, and

(d) has all requisite power and authority, corporate or otherwise, and the legal right to conduct its business as now being conducted, to execute, deliver and perform its obligations under this Agreement.

8.2 Binding Obligation; Due Authorization; No Conflict; Verenium Representation. Each Party hereby represents to the other Party on the Effective Date that this Agreement is a legal and valid obligation binding upon its execution and enforceable in accordance with its terms and conditions. The execution, delivery, and performance of this Agreement by such Party have been duly authorized by all necessary corporate action, and the person executing this Agreement on behalf of such Party has been duly authorized to do so by all requisite corporate actions and do not and will not (a) conflict with, or constitute a material breach or violation of, any agreement, instrument, understanding, oral or written, to which it is a party or by which it may be bound, and any judgment of any court or governmental body applicable to such a Party, or (b) violate any law, decree, order, rule or regulation of any court, governmental body or administrative or other agency having authority over it. Verenium represents to Licensee on the Effective Date that no Third Party has brought or threatened in writing to bring any action or proceeding against Verenium alleging that the sale of any of the Purchased Products or Licensed Products that are marketed and sold by Verenium as of the Effective Date infringe any issued patent owned by such Third Party.

8.3 Covenant. The Parties agree to use reasonable efforts to (a) obtain consent from the licensor under the applicable Verenium Expression Technology Agreement as needed to permit Verenium to sublicense the Intellectual Property licensed under such the Verenium Expression Technology Agreements to Licensee for use in the manufacture of the Purchased Products, Purchased Enzymes and/or Licensed Products, as applicable, or (b) facilitate License obtaining a license directly from the licensor under the applicable Verenium Expression Technology Agreement for such purpose.

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8.4 Disclaimers. Each Party hereby acknowledges that the data and any materials provided or licensed hereunder are of an experimental nature, provided without warranties, and neither Party shall accept any liability in connection with their use, storage and disposal by the other Party. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT NO WARRANTY IS MADE REGARDING THE UTILITY OF ANY INFORMATION, MATERIALS OR TECHNOLOGY LICENSED HEREUNDER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES AS TO THE VALIDITY OR SCOPE OF PATENTS AND PATENT CLAIMS, ISSUED AND PENDING, PROTECTING ITS TECHNOLOGY OR THAT ANY TECHNOLOGY WILL BE FREE FROM INFRINGEMENT OF PATENTS OR PROPRIETARY RIGHTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING PATENT RIGHTS.

ARTICLE 9

INDEMNIFICATION

9.1 By Licensee. Licensee shall indemnify, defend, and hold harmless Verenium and its Affiliates and their directors, officers, employees and agents and their respective successors, heirs and assigns, against any and all losses, liabilities, damages, penalties, fines, costs and expenses (including reasonable attorneys’ fees and other expenses of litigation) (“Losses”) incurred by any such indemnified party as a result of any claims, actions, suits or proceedings brought by a Third Party (a “Third Party Claims”) arising from or relating to […***…] any material breach of any representations, warranties or covenants by Licensee under this Agreement; except to the extent such Losses are directly attributable to the negligence or willful misconduct of a party seeking indemnification under this Section 9.1.

9.2 By Verenium. Verenium shall indemnify, defend, and hold harmless Licensee and its Affiliates and their directors, officers, employees and agents and their respective successors, heirs and assigns, against any and all Losses incurred by any such indemnified party as a result of any Third Party Claims arising from or relating to […***…] any material breach of any representations, warranties or covenants by Verenium under this Agreement; except to the extent such Losses are directly attributable to the negligence or willful misconduct of a party seeking indemnification under this Section 9.2.

9.3 Procedures. Any party that intends to claim indemnification under Section 9.1 or 9.2, as the case may be (an “Indemnitee”), shall promptly notify either Verenium or Licensee, as applicable (the “Indemnitor”), of any Third Party Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel at its own expense. Section 9.1 or 9.2, as the case may be, shall not apply to amounts paid in settlement of any loss, claim, liability or action if such settlement is effected without the consent of the Indemnitor. Without prejudice to the provision contained in

***Confidential Treatment Requested

24.

the previous sentence, the failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve the Indemnitor of any liability to the Indemnitee under Section 9.1 or 9.2, as the case may be, except to the extent the Indemnitor has been prejudiced by such failure to give notice. Each Party and its Affiliates and their employees and agents shall cooperate fully with the other Party and its legal representatives in the investigation of any action, claim or liability covered by this Article 9.

9.4 Insurance. Each Party agrees to maintain a liability insurance program which is consistent with sound business practice and reasonable in light of its obligations under this Agreement.

ARTICLE 10

TERM; TERMINATION

10.1 Term. The term of is Agreement shall commence as of the Effective Date and, unless earlier terminated as provided herein, shall continue in effect until the later to occur of (i) expiration of the last-to-expire of all Patent Rights within the Verenium Licensed IP and the Purchased IP, or (ii) the date that there are no remaining royalty payment obligations in any country pursuant to Sections 5.1 and 5.2 (the “Term”).

10.2 Mutual Consent. This Agreement may be terminated or extended at any time by mutual written agreement of the Parties.

10.3 Material Breach.

(a) Notice of Breach. In the event of any breach or default of any material representation, warranty or obligation under this Agreement by a Party, the non-breaching Party shall give the breaching Party written notice thereof, which notice must state the nature of the breach or default in reasonable detail and request that the breaching Party cure such breach or default.

(b) Termination for Breach. Except for disputes as to payment (which disputes are dealt with under Section 10.3(c)), the non-breaching Party may, in addition to any other remedies which may be available to such non-breaching Party at law or equity, terminate this Agreement in the event of a material breach or default that has not been cured within 60 days after receipt of notice of such breach or default.

(c) Breach of Payment Obligations. In the event that a Party fails to make timely payment of any amounts that are not the subject of a good faith dispute regarding payment and that are due under this Agreement within 30 days after demand therefor, the other Party may terminate this Agreement upon 30 days prior written notice, unless such Party cures such breach by paying all past-due amounts that are not the subject of a good-faith dispute between the Parties within such 30-day notice period.

10.4 Termination for Patent Challenges. Licensee shall have the right to terminate this Agreement immediately upon written notice to Verenium if Verenium or any of its Affiliates directly, or indirectly through any Third Party, commences any interference or opposition

25.

proceeding with respect to, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Patent Rights within the Purchased IP. Verenium shall have the right to terminate this Agreement immediately upon written notice to Licensee if Licensee or any of its Affiliates directly, or indirectly through any Third Party, commences any interference or opposition proceeding with respect to, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Patent Rights within the Verenium Licensed IP.

10.5 Bankruptcy.

(a) Termination. A Party may terminate this Agreement if, during the Term, the other Party shall file in court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there shall have been issued a warrant of attachment, execution or similar process against it, filed in any insolvency proceeding, and such petition shall not be dismissed within 90 days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of creditors.

(b) Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or comparable provisions under any bankruptcy, insolvency, reorganization or other similar act or law applicable to a Party, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provisions under any bankruptcy, insolvency, reorganization or other similar act or law applicable to a Party. The Parties agree that each Party that is a licensee of such rights under this Agreement shall retain and may fully exercise its rights and elections under the U.S. Bankruptcy Code or comparable provisions under any bankruptcy, insolvency, reorganization or other similar act or law applicable to a Party. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or comparable provisions under any bankruptcy, insolvency, reorganization or other similar act or law applicable to a Party, the Party hereto which is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, shall be, within 10 days of the commencement of such proceeding, delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefore, unless the Party subject to such proceeding (or a trustee on behalf of the subject Party) elects to continue to perform all of their obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefore by the non-subject Party.

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10.6 Disposition of Confidential Information. In the event of termination or expiration of this Agreement, except to the extent that a Party retains a license from the other Party under this Agreement following such termination or expiration, the Parties shall return or destroy all Confidential Information of the other Party within 30 days after such termination or expiration, provided, however, that each Party may retain one copy of such Confidential Information for record keeping purposes subject to a continuing obligation of confidentiality under Article 7.

10.7 Effect of Termination or Expiration. Upon termination or expiration of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate except as provided in this Section 10.7. Termination or expiration of this Agreement shall not relieve the Parties of any obligation accruing prior to such termination or expiration. The provisions of Articles 1, 2, 7, 9, 11 and 12 and Sections 4.3, 4.4, 4.5, 4.6, 5.5, 5.6, 8.4, 10.6 and 10.7 shall survive the expiration or termination of this Agreement. In addition, (a) any license granted under Section 3.1 or 3.3 that became perpetual and irrevocable pursuant to Section 5.3 prior to expiration or termination of this Agreement (together with the terms of Article 3 applicable to such license) shall survive such expiration or termination. Termination of this Agreement shall not limit any rights and remedies of the Parties, and (b) any licenses granted under Section 2.1 that became perpetual and irrevocable pursuant to Section 5.4 prior to expiration or termination of this Agreement (together with the terms of Article 2 applicable to such license) shall survive such expiration or termination. Termination of this Agreement shall not limit any rights and remedies of the Parties. If this Agreement is terminated by Verenium pursuant to Section 10.3, 10.4 or 10.5, any sublicensee of rights under the licenses granted pursuant to Section 3.1 or 3.3 shall, from the effective date of such termination, automatically become a direct licensee of Verenium with respect to the rights licensed under Section 3.1 or 3.3 and sublicensed to such sublicensee by Licensee; provided that such sublicensee is not in breach of its sublicense and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable to the rights sublicensed to it by Licensee. If this Agreement is terminated by Licensee pursuant to Section 10.3, 10.4 or 10.5, any sublicensee of rights under the licenses granted pursuant to Section 2.1 shall, from the effective date of such termination, automatically become a direct licensee of Licensee with respect to the rights licensed under Section 2.1 and sublicensed to such sublicensee by Verenium; provided that such sublicensee is not in breach of its sublicense and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable to the rights sublicensed to it by Verenium.

ARTICLE 11

DISPUTE RESOLUTION

11.1 Disputes. If any dispute arising out of or relating to this Agreement remains unresolved for 30 days after one Party has delivered written notice describing such dispute to the other Party, either Party may refer such dispute to the Chief Executive Officer of Licensee and the Chief Executive Officer of Verenium, who shall meet in person or by telephone within 30 days after such referral to attempt in good faith to resolve such dispute. If such matter cannot be resolved by discussion of such officers within such 30-day period (as may be extended by mutual written agreement), such dispute shall, be resolved in accordance with Section 11.2.

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11.2 Jurisdiction. To the fullest extent permitted by applicable law, each Party hereto (a) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the courts of the State of New York and not in any other State or Federal court in the United States of America or any court in any other country, (b) agrees to submit to the exclusive jurisdiction of the courts of the State of New York for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby, (c) waives and agrees not to assert any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court or any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, (d) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12.4 or any other manner as may be permitted by law shall be valid and sufficient service thereof and (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

11.3 Waiver of Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN.

ARTICLE 12

MISCELLANEOUS

12.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than non-payment) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including fire, floods, earthquakes, natural disasters, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority.

12.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the Parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as otherwise provided in this Agreement with respect to Indemnitees under Article 9.

12.3 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligations hereunder be assigned or transferred, by either Party to any Third Party without the prior written consent of the other Party; except that either Party may assign or otherwise transfer this Agreement without the consent of the other Party to an entity that acquires all or substantially all of the business or assets of the assigning Party relating to the subject matter of the licenses granted by and/or granted to the assigning Party under this Agreement, whether by merger, acquisition or otherwise, provided that Intellectual Property that is owned or held by the acquiring entity (if other than one of the Parties to this Agreement) shall not be included in the Intellectual Property subject to this Agreement. Upon assignment, the rights and obligations under this Agreement shall be binding upon and inure to the benefit of said purchaser or successor in interest. Any assignment of this Agreement in contravention of this Section 12.3 shall be null and void.

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12.4 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, overnight courier or confirmed facsimile or electronic mail (email) transmission to the following addresses or facsimile numbers:

If to Licensee:	If to Verenium:

DSM Food Specialties B.V.	Verenium Corporation
Alexander Fleminglaan 1 2613 AX Delft Netherlands	4955 Directors Place San Diego, California 92121 United States of America
Attention: Business Group Director	Attention: Chief Executive Officer
Tel: Fax: +31152792796	Tel: (858) 431-8504 Fax: (858) 876-9496
E-mail: Hans-christian.ambjerg@dsm.com	E-mail: james.levine@verenium.com

with a copy to:	with a copy to:

DSM NA	Verenium Corporation
45 Waterview Blvd.	4955 Directors Place
Parsippany NJ 07054 United States of America	San Diego, California 92121 United States of America
Attention: President & General Counsel	Attention: General Counsel
Tel: (973) -	Tel: (858) 431-8508
Fax: (973) 257-8208	Fax: (858) 876-9496
E-mail: hugh.welsh@dsm.com	E-mail: alexander.fitzpatrick@verenium.com

Either Party may change its designated address, facsimile number, or e-mail address by notice to the other Party in the manner provided in this Section 12.4.

12.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof. The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement.

12.6 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

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12.7 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the Parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

12.8 Relationship of Parties. It is expressly agreed that Verenium and Licensee shall be independent contractors and that nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, distributorship, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

12.9 Entire Agreement. This Agreement and the schedules and exhibits hereto constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, and understandings of the Parties with respect to the subject matter hereof, including the NDA. If, after the Effective Date, the Parties become aware that any schedule attached to this Agreement is not complete or correct, the Parties will work together to correct such schedule as appropriate. No Party hereto shall be liable or bound to the other in any manner by any warranties, representations or covenants with respect to the subject matter hereof except as specifically set forth herein.

12.10 Headings. The captions contained in this Agreement are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles hereof.

12.11 Counterparts. This Agreement may be executed via facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when there exist copies hereof which, when taken together, bear the authorized signatures of each of the Parties hereto. Only one such counterpart signed by the Party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

12.12 Exports. The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving any necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party. Verenium and Licensee agree not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples, products or equipment received or generated under this Agreement in violation of any applicable export control laws or governmental regulations.

12.13 Language. The Parties hereto confirm their agreement that this Agreement, as well as any amendment hereto and all other documents related hereto, including legal notices, have been and shall be in the English language only.

12.14 No Implied Licenses. No right or license under any Intellectual Property of Verenium or Licensee is granted or shall be granted by implication, but shall be granted only as expressly provided in the terms of this Agreement.

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12.15 Limitation of Liability for Indirect Damages. EXCEPT FOR AMOUNTS PAYABLE UNDER ARTICLE 5 OR FOR LIABILITY FOR BREACH OF CONFIDENTIALITY, IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE OR MULTIPLE DAMAGES, OR FOR LOST PROFITS, LOST DATA OR LOSS OF USE DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT. NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS UNDER ARTICLE 9.

12.16 Interpretation. All references in this Agreement to an Article, Section or Schedule shall refer to an Article, Section or Schedule in or to this Agreement, unless otherwise stated. Any reference to any federal, national, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” and similar words means including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years, unless stated otherwise. References to the singular include the plural.

(signature page follows)

31.

IN WITNESS WHEREOF, the Parties have executed this LICENSE AGREEMENT as of the Effective Date set forth above.

VERENIUM CORPORATION:	DSM FOOD SPECIALTIES B.V.

By: /s/ James Levine	By:	/s/ Hans Christian Ambjerg
Name: James Levine	Name:	Hans Christian Ambjerg
Title: CEO	Title:	Director

	By:	/s/ Hugh Welsh
	Name:	Hugh Welsh
	Title:	President DSM NA

SIGNATURE PAGE TO LICENSE AGREEMENT

SCHEDULE 1.36

Patent Rights Included in Purchased IP

SCHEDULE 1.40

Patent Rights Describing […***…]

Any […***…].

***Confidential Treatment Requested

SCHEDULE 1.55

Veretase Background IP

SCHEDULE 1.56

Veretase Customers

Customers:

[…***…]

Distributors:

The following entities are distributors of Veretase, but also have relationships with the Company in addition to Veretase:

Anthem Cellutions (India) Ltd

[…***…]

WeissBio Tech GmbH

***Confidential Treatment Requested

SCHEDULE 1.59

Patent Rights Included in Veretase Licensed IP

SCHEDULE 1.62

Xylanase Products Background IP

SCHEDULE 1.64

Patent Rights Included in Xylanase Products Licensed IP

SCHEDULE 3.9

Materials Transfer Agreement

SCHEDULE 1.36

Patent Rights Included in Purchased IP

SYT	Family Name	Type	Owner	Case Number	Country	Application Status	Application Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SYT	Family Name	Type	Owner	Case Number	Country	Application Status	Application Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SYT	Family Name	Type	Owner	Case Number	Country	Application Status	Application Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Y	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SYT	Family Name	Type	Owner	Case Number	Country	Application Status	Application Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N	[…***…]	Patent	Verenium	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
N/A	PURIFINE	Trademark	Verenium	T8160- AR01	AR	TM-Registd	2971646	13-Jan- 2010	2971646	31-Mar- 2010	2404628	29-Oct- 2010
N/A	PURIFINE	Trademark	Verenium	T8160- BO01	BO	Pending	SM-4545- 2011	25-Aug- 2011
N/A	PURIFINE	Trademark	Verenium	T8160- BR01	BR	Pending	830520619	11-Jan- 2010
N/A	PURIFINE	Trademark	Verenium	T8160- CA01	CA	Pending	1,465,141	08-Jan- 2010
N/A	PURIFINE	Trademark	Verenium	T8160- CN01	CN	Pending	7997784	15-Jan- 2010
N/A	PURIFINE	Trademark	Verenium	T8160- CTM01	EM	TM-Registd	8799744	08-Jan- 2010	8799744	15-Mar- 2010	8799744	28-Jun- 2010
N/A	PURIFINE	Trademark	Verenium	T8160- IN01	IN	TM-Pending	2193919	23-Aug- 2011
N/A	PURIFINE	Trademark	Verenium	T8160- KR01	KR	TM-Pending	40-2011- 45591	22-Aug- 2011
N/A	PURIFINE	Trademark	Verenium	T8160- MX01	MX	TM-Pending	1205328	23-Aug- 2011
N/A	PURIFINE	Trademark	Verenium	T8160- PY01	PY	TM-Pending	35148	22-Aug- 2011
N/A	PURIFINE	Trademark	Verenium	T8160- TH01	TH	TM-Pending	817628	24-Aug- 2011
N/A	PURIFINE	Trademark	Verenium	T8160- US01	US	TM-Registd	78/564,145	09-Feb- 2005			3308380	09-Oct- 2007
N/A	PURIFINE	Trademark	Verenium	T8160- UY01	UY	TM-Pending	427457	21-Sep- 2011

***Confidential Treatment Requested

SYT	Family Name	Type	Owner	Case Number	Country	Application Status	Application Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
N/A	purifine.com	Domain	Verenium
N/A	purifine.us	Domain	Verenium

SCHEDULE 1.55

Veretase Background IP

Owner	Type	Name/Family	Docket No.	Country	Application No.	Filing Date	Patent/Trademark No.	Issue Date
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Owner	Type	Name/Family	Docket No.	Country	Application No.	Filing Date	Patent/Trademark No.	Issue Date
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Amylase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SCHEDULE 1.59

Patent Rights Included in Veretase Licensed IP

Type	Owner	Docket No.	Country	Application No.	Filing Date	Patent No.	Issue Date
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

Type	Owner	Docket No.	Country	Application No.	Filing Date	Patent No.	Issue Date
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SCHEDULE 1.62

Xylanase Products Background IP

Owner	Type	Name/Family	Docket No.	Country	Application No.	Filing Date	Patent/Trademark No.	Issue Date
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	Patent	Xylanase	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

SCHEDULE 1.64

Patent Rights Included in Xylanase Products Licensed IP

Type	Owner	Docket No.	Country	Application No.	Filing Date	Patent No.	Issue Date
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
Patent	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested